Filed Pursuant to Rule 497(e)
                                                 File No. 2-74452

            MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

            Supplement dated October 11, 1996 to the
                    Prospectus of the Company

     Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus of the Company.

     Stockholders of the affected Funds of Merrill Lynch Variable Series Funds, Inc. (the "Company") at a meeting of stockholders of the Company held on October 11, 1996 approved the following proposals: (i) a proposal to amend the fundamental investment restrictions of each of the Company's Funds other than the Merrill Lynch Domestic Money Market Fund and Merrill Lynch Reserve Assets Fund, (ii) a proposal to amend the investment objective of the Merrill Lynch Intermediate Government Bond Fund and to change the name of that Fund, (iii) a proposal to amend the investment objective of the Merrill Lynch World Income Focus Fund and to change the name of that Fund, (iv) a proposal to approve an Agreement and Plan of Reorganization providing for the combination of the Company's Merrill Lynch International Bond Fund with and into its Merrill Lynch World Income Focus Fund and (v) a proposal to approve an Agreement and Plan of Reorganization providing for the combination of the Company's Merrill Lynch Flexible Strategy Fund with and into its Merrill Lynch Global Strategy Focus Fund. With respect to proposal (ii) above, the stockholders of the Intermediate Government Bond Fund approved a change in the investment objective of that Fund to permit that Fund to invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with a maturity greater than fifteen years. With respect to proposal (iii) above, the stockholders of the World Income Focus Fund approved a change in the investment objective of that Fund from seeking "to provide to stockholders high current income" to seeking "to provide to stockholders a high total investment return".

     It is anticipated that all the proposals will be implemented by the Company on or about December 6, 1996 or such later date as the reorganizations contemplated in proposals (iv) and (v) above are consummated. For further information about the proposals, please see the Proxy Statement-Prospectus of the Company dated August 30, 1996, which is available upon written request addressed to Ira P. Shapiro, Secretary, Merrill Lynch Variable Series Funds, Inc., P.O. Box 9011, Princeton, New Jersey 08543.